Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

NOTE 15:- INCOME TAXES

a.	Corporate tax rate:

The standard tax rate in Israel was 23% during the years ended December 31, 2025 and 2024.

b.	Law for the Encouragement of Capital Investments, 1959:

The Law for the Encouragement of Capital Investments, 1959, generally referred to as the Investment Law, provides certain incentives for capital investments in production facilities (or other eligible assets).

The Investment Law was significantly amended effective on January 1, 2011, and on January 1, 2017 under amendment 73, or the 2017 Amendment. The 2017 Amendment introduces new benefits for Technological Enterprises, alongside the existing tax benefits.

The 2017 Amendment was enacted as part of the Economic Efficiency Law that was published on December 29, 2016, and is effective as of January 1, 2017. The 2017 Amendment included new tax benefits for “Technological Enterprises,” as described below, and is in addition to the other existing tax beneficial programs under the Investment Law.

The 2017 Amendment provides that a technology company satisfying certain conditions should qualify as a “Preferred Technology Enterprises,” or PTE, granting a 12% tax rate in central Israel on income deriving from Benefited Intangible Assets, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets. PTE is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.

The Company has not adopted the PTE status currently, but believe it is eligible for the PTE status in future tax years.

c.	Tax benefits under the Law for the Encouragement of Industry (Taxation), 1969:

Management believes that the Company currently qualifies as an “industrial company” under the above law and as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.

d.	Deferred tax assets and liabilities:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred taxes are computed using the standard tax rates of 23%. The expected tax rate can be lower as a preferred technological enterprise and depends on the fulfillment of conditions set forth in the law.

Significant components of the Company deferred tax assets and liabilities are as follows:

	December 31,
	2025	2024

Net operating loss carryforward	$3,667,668	$2,066,962
Research and development expenses	308,267	205,513
Provision for warranty	3,450	3,450
Provision for vacation and convalescence	84,486	82,579
Provision for severance, net	64,333	60,911
Provision for credit losses	203,876	186,377
Issuance cost	-	203,045
Operating lease liabilities	82,438	109,368

Deferred tax assets before valuation allowance	4,414,518	2,918,205

Valuation allowance	(4,332,080)	(2,808,837)

Net deferred tax assets	82,438	109,368

Operating lease right of use assets	(82,438)	(109,368)

Total deferred tax liability	(82,438)	(109,368)

Net deferred tax assets	$-	$-

The net changes in the total valuation allowance as of December 31, 2025 and 2024, are comprised as follows:

	December 31,
	2025	2024

Balance at beginning of year	$2,918,205	$2,473,359
Additions during the year	1,496,313	444,846

Balance at the end of year	$4,414,518	$2,918,205

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences or carry-forwards are deductible. Based on the level of historical taxable losses, management has reduced the deferred tax assets with a valuation allowance to the amount to be realized.

e.	As of December 31, 2025 and December 31, 2024, the operating loss carry-forwards amounted to $15,946,382 and $8,963,038, respectively. Operating losses in Israel may be carried forward indefinitely to offset against future taxable operational income.

As of December 31, 2025, the open tax years that are subject to review by the applicable taxing authorities for the Company are 2021 and subsequent years.

f.	Reconciliation of the theoretical tax expense to actual tax expense:

A reconciliation of the provision for income taxes to the amount computed by applying the 23% statutory Israeli income tax rate to income before income taxes after the adoption of ASU 2023-09 is as follows:

	December 31, 2025
	Amount	%

Tax at Israeli Statutory Rate	$(1,244,144)	23%

Changes in valuation allowances	721,001	13%
Non-taxable or non-deductible items: Foreign exchange differences	(94,188)	2%
Other	42,752	1%
Preferred Technological Enterprise tax	574,579	11%

Balance at the end of year	$-	0%

For the years ended December 31, 2023 and 2024, prior to the adoption of ASU 2023-09, the main reconciling item between the statutory tax rate of the Company and the effective rate is the provision for a full valuation allowance in respect of tax benefits from carry forward tax losses due to the uncertainty of the realization of such tax benefits (see above).